UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 26, 2007
LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
10275 Science Center Drive, San Diego, California, 92121-1117
(Address of Principal Executive Offices) (Zip Code)

(858) 550-7500
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     As previously announced, on March 20, 2007, the Board of Directors of Ligand Pharmaceuticals Incorporated (the “Company”) declared a special one-time cash dividend of $2.50 per share of common stock (the “Distribution”) to stockholders of record on April 5, 2007. The Distribution was completed on April 19, 2007.
     The Company believes that the Distribution will be deemed a tax-free return of capital to most stockholders to the extent of each stockholder’s tax basis in his, her or its shares. Because individual tax circumstances of stockholders vary, stockholders should consult their own tax advisors regarding the tax consequences to them of the Distribution.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED
By:	/s/ John P. Sharp
	Name:	John P. Sharp
	Title:	Vice President, Finance and Chief Financial Officer

Date: December 26, 2007